Exhibit 10.1

RBC 2021 LONG-TERM EQUITY INCENTIVE PLAN

As of September 8, 2021

1. Purpose. This plan will be known as the RBC 2021 Long-Term Equity Incentive Plan (this “Plan”). The purpose of this Plan is to promote the long-term growth and profitability of RBC Bearings Incorporated (the “Company”) and its Subsidiaries by (a) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company, and (b) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive or non-qualified stock options, stock appreciation rights (either alone or in tandem with options), restricted stock, performance awards or any combination of the foregoing (“Grants”) may, in the sole discretion of the Company or its designated delegatee, be made under this Plan.

2. Definitions. For purposes of this Plan, the following words have the following meanings:

“409A” means Section 409A of the Code.

“Award Agreement” means any written agreement between the Company and any person pursuant to which the Company makes any Grant under this Plan.

“Board of Directors” and “Board” mean the board of directors of the Company.

“Cause” means, unless otherwise defined in any Award Agreement, the occurrence of one or more of the following events with respect to a Plan participant:

(a) conviction of a felony, or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary, or commission of an act involving fraud or dishonesty or, in the case of any of the foregoing, a plea of nolo contendere with respect thereto;

(b) conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, reputational, monetary or otherwise;

(c) willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company;

(d) willful misrepresentation or material non-disclosure to the Board;

(e) engaging willfully in misconduct in connection with the performance of any duties, including, without limitation, the misappropriation of funds or securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company or its Subsidiaries or affiliates;

(f) willful breach of duty of loyalty to the Company or a Subsidiary or any other act of disloyalty to the Company or any Subsidiary, including, without limitation, willfully aiding a competitor or, without duplication of clause (g) below, improperly disclosing confidential information;

(g) willful breach of any confidentiality or non-disclosure agreement with the Company or any Subsidiary; or

(h) material violation of any code or standard of behavior generally applicable to employees (or executive employees, in the case of an executive of the Company or any Subsidiary) of the Company or any Subsidiary.

“Change in Control” means, unless otherwise defined in any Award Agreement,

(a) if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, provided that the acquisition of additional securities by any person or group that owns 50% or more of the voting power prior to such acquisition of additional securities will not be a Change in Control; or

(b) during any 12-month period, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (i) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board) and such merger or consolidation is consummated; or

(d) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets and such sale or disposition is consummated; or

(e) for the avoidance of doubt, and anything in this Plan or any Award Agreement to the contrary notwithstanding, if a Grant made hereunder is subject to Section 409A, only to the extent such event constitutes a “change in the ownership or effective control of a corporation or a change in the ownership of a substantial portion of the assets of a corporation” within the meaning of Section 409A(a)(2)(A)(v) and guidance issued thereunder.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board, which shall consist solely of two or more outside directors.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

“Disability” means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee; provided that in any instance where a grant to a participant is treated as “deferred compensation” within the meaning of Section 409A, “Disability” will be interpreted consistently with the meaning of “disabled” under Section 409A(a)(2)(C) and guidance issued thereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange or market on which the Common Stock is then listed for trading (including, for this purpose, the New York Stock Exchange or the Nasdaq National Market) (the “Market”) for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value will be the fair value of the Common Stock determined in good faith by the Board using any reasonable method; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes. Anything in this Plan or any Award Agreement to the contrary notwithstanding, if a Grant to a participant is treated as “deferred compensation” within the meaning of Section 409A, any such determination of Fair Market Value shall be made consistent with and subject to the applicable requirements of Section 409A.

“Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and/or any successor thereto.

“Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and/or any successor thereto.

“Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

“Other Securities” mean securities of the Company other than Common Stock, which may include, without limitation, debentures, unbundled stock units or components thereof, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

“Retirement” means retirement as defined under any Company pension plan or retirement program or termination of one’s employment with the Company and its Subsidiaries on retirement with the approval of the Committee; provided that in any instance where a grant to a participant is treated as “deferred compensation” within the meaning of Section 409A, “Retirement” will be interpreted consistently with the meaning of “separation from service” under Section 409A(a)(2)(A)(i) and guidance issued thereunder.

“Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3. Administration. This Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer this Plan, in which case the term “Committee” will be deemed to mean the Board for all purposes herein. Subject to the provisions of this Plan, the Committee is authorized to (a) select persons to participate in this Plan, (b) determine the form and substance of Grants made under this Plan to each participant, and the conditions and restrictions, if any, subject to which such Grants will be made, (c) certify that the conditions and restrictions applicable to any Grant have been met, (d) modify the terms of Grants made under this Plan in accordance with the provisions of Sections 16 and 17, (e) interpret this Plan and Grants made thereunder, (f) make any adjustments necessary or desirable in connection with Grants made under this Plan to eligible participants located outside the United States, and (g) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out this Plan as it may deem appropriate. Decisions of the Committee on all matters relating to this Plan shall be in the Committee’s sole discretion and will be conclusive and binding on all parties. The validity, construction and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company will be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under this Plan, except for such person’s own willful misconduct or as expressly provided by statute. The expenses of this Plan shall be borne by the Company. The Company will not be required to establish any special or separate fund or make any other segregation of assets to assume the obligations pursuant to any Grant made under this Plan, and rights to any payment in connection with such Grants will be no greater than the rights of the Company’s general creditors.

4. Shares Available for this Plan.

(a) Subject to adjustments as provided in Section 15, an aggregate of 1,500,000 shares of Common Stock (the “Shares”) may be issued pursuant to this Plan. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. Notwithstanding anything contained in this Plan to the contrary, if any Grant under this Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the exercise price of the Grant or taxes payable with respect to the Grant or the vesting or exercise thereof, then such unpurchased, forfeited, tendered or withheld Shares may not thereafter be available for further Grants under this Plan. The number of shares that may be used for restricted stock or restricted unit grants under this Plan may not exceed 50% of the total authorized number of Shares pursuant to this Plan. A restricted stock and stock option grant to an eligible individual under this Plan for a year cannot exceed 100,000 shares.

(b) Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 17 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the Grants) for new Grants containing terms (including exercise prices) more (or less) favorable than the outstanding Grants.

5. Participation.

(a) Participation in this Plan is limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in this Plan or in any Grant thereunder will confer any right on a participant to continue in the employ as a director or officer of, or in any other capacity or in the performance of services for, the Company or will interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any Grant under this Plan, each participant and each person claiming under or through him or her will be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board or the Committee.

(b) Incentive Stock Options or Non-qualified Stock Options, SARs alone or in tandem with options, restricted stock awards, performance awards or any combination thereof may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom Grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under this Plan need not be uniform and may be made selectively among eligible individuals under this Plan, whether or not such individuals are similarly situated. A Grant of any type made hereunder in any one year to an eligible participant will neither guarantee nor preclude a further Grant of that or any other type to such participant in that year or subsequent years.

6. Incentive and Non-qualified Options and SARs.

(a) General. The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). In any one calendar year and subject to the limitations prescribed in Section 4(a), the Committee may not grant to any one participant options or SARs to purchase or receive the economic equivalent of a number of shares of Common Stock in excess of 10% of the total number of Shares authorized under this Plan, provided that the Committee will be permitted to grant to Dr. Michael J. Hartnett up to 60% of the total number of Shares authorized under this Plan at any time. The options granted will take such form as the Committee shall determine, subject to the terms and conditions of this Section 6.

(b) Incentive Stock Options. It is the Company’s intent that (i) Non-qualified Stock Options granted under this Plan not be classified as Incentive Stock Options, (ii) Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code or any successor thereto, (iii) neither any Non-qualified Stock Option nor any Incentive Stock Option be treated as a payment of deferred compensation for the purposes of Section 409A and any successor thereto, and (iv) any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby will be regarded as a Non-qualified Stock Option, provided that such stock option otherwise meets this Plan’s requirements for Non-qualified Stock Options.

(c) Price. The price per Share deliverable upon the exercise of each option (i.e., the exercise price) may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of Grant of the option, and in the case of the Grant of any Incentive Stock Option to an employee who, at the time of the Grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of Grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

(d) Payment.

(i) Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (A) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (B) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options being exercised, (C) by simultaneous sale, through a broker reasonably acceptable to the Committee, of Shares acquired on exercise as permitted under Regulation T of the Federal Reserve Board, (D) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options that, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (E) by any combination of the foregoing. For the avoidance of doubt, an option shall not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the option.

(ii) In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (B) of Section 6(d)(i), (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (x) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (y) direction to the grantee’s broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

(iii) In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (D) of Section 6(d)(i), only a whole number of Shares (and not fractional Shares) may be withheld in payment. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares will no longer be issuable under such option.

(e) Terms of Options; Vesting. The term during which each option may be exercised shall be determined by the Committee, but if required by the Code and except as otherwise provided herein, no option may be exercisable in whole or in part more than seven years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the Grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries may be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an option will, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option will become exercisable and may provide that an option will become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee will have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

(f) Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the Grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

(g) Termination; Forfeiture.

(i) Death or Disability. Unless otherwise provided in any Award Agreement, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, (A) all of the participant’s options and SARs that were exercisable on the date of death or Disability will remain exercisable for, and will otherwise terminate at the end of, a period of one year after the date of death or Disability, but in no event after the expiration date of the options and SARs, and (B) all of the participant’s options and SARs that were not exercisable on the date of death or Disability will be forfeited immediately upon such death or Disability; provided, however, that the Committee may determine to additionally vest such options and SARs, in whole or in part, in its discretion. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within one year after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under this Plan if required to be so treated under the Code.

(ii) Retirement. Unless otherwise provided in any Award Agreement, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant’s options and SARs that were exercisable on the date of Retirement will remain exercisable for, and will otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the options or SARs, and (B) all of the participant’s options and SARs that were not exercisable on the date of Retirement will be forfeited immediately upon such Retirement, provided that such options and SARs may become fully vested and exercisable (subject to the 90-day limitation period described in clause (A) above) in the discretion of the Committee. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under this Plan if required to be so treated under the Code.

(iii) Discharge for Cause. Unless determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant’s options and SARs will expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

(iv) Other Termination. Unless determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant’s options and SARs that were exercisable on the date of such cessation will remain exercisable for, and will otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the options or SARs, and (B) all of the participant’s options and SARs that were not exercisable on the date of such cessation will be forfeited immediately upon such cessation.

7. Stock Appreciation Rights.

(a) Provided that the Company’s stock is traded on an established securities market, the Committee will have the authority to grant SARs under this Plan, subject to such terms and conditions specified in this Section 7 and any additional terms and conditions as the Committee may specify.

(b) No SAR may be issued unless (i) the exercise price of the SAR may never be less than the Fair Market Value of the underlying Shares on the date of grant and (ii) the SAR does not include any feature for the deferral of compensation income other than the deferral of recognition of income until the exercise of the SAR.

(c) No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR. Prior to the exercise of the SAR and delivery of the Shares represented thereby, the participant will have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

(d) Upon the exercise of an SAR, the participant will be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR, multiplied by the number of Shares as to which the SAR is exercised. Such distribution will be made in Shares having a Fair Market Value equal to such amount.

(e) All SARs will be exercised automatically on the last day prior to the expiration date of the SAR so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related option, as applicable.

(f) The provisions of Sections 6(e) will apply to all SARs except to the extent that the Award Agreement pursuant to which such Grant is made expressly provides otherwise.

(g) It is the Company’s intent that no SAR will be treated as a payment of deferred compensation for purposes of Section 409A and that any ambiguities in construction be interpreted in order to effectuate such intent.

8. Restricted Stock.

(a) The Committee may at any time and from time to time grant Shares of restricted stock under this Plan to such participants and in such amounts as it determines. Each Grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions, and the time or times at which such restrictions will lapse with respect to all or a specified number of Shares that are part of the Grant.

(b) The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within 15 days of the date of Grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under this Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant will have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant’s restricted stock will be subject to the same restrictions as then in effect for the restricted stock.

(c) Unless otherwise provided in any Award Agreement, at such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed will be immediately forfeited to the Company. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed will be immediately forfeited to the Company. The provisions of Sections 6(e) and 6(g) will apply to Restricted Stock except to the extent that the Award Agreement in relation thereto expressly provides otherwise.

(d) It is the Company’s intent that Restricted Stock will not be treated as a payment of deferred compensation for purposes of Section 409A and that any ambiguities in construction be interpreted in order to effectuate such intent.

9. Performance Awards.

(a) Performance awards may be granted to participants at any time and from time to time as determined by the Committee. The Committee will have complete discretion in determining the size and composition of performance awards granted to a participant. The period over which performance is to be measured (a “performance cycle”) will commence on the date specified by the Committee and will end on the last day of a fiscal year specified by the Committee. The Committee intends that performance awards shall be structured to comply with the short-term deferral exception or another exemption to Section 409A, and all applicable vesting and payment terms shall be specified in individual Award Agreements. Performance awards may include (i) specific dollar-value target awards, (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of Common Stock. In any one calendar year, the Committee may not grant to any one participant performance awards in excess of 10% of the total number of Shares authorized under this Plan, provided that the Committee will be permitted to grant to Dr. Michael J. Hartnett up to 60% of the total number of Shares authorized under this Plan at any time.

(b) The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee. It is the Company’s intent that no performance award will be treated as the payment of deferred compensation for purposes of Section 409A and that any ambiguities in construction be interpreted in order to effectuate such intent.

(c) The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time, including, without limitation, the performance of the participant, the Company, one or more of its Subsidiaries or divisions, or any combination of the foregoing. During any performance cycle, the Committee will have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

(d) The Committee shall determine the portion of each performance award that is earned by a participant on the basis of the Company’s performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in Shares, cash, Other Securities, or any combination thereof, as the Committee may determine.

(e) A participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle, provided that, except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her death, Retirement, or Disability prior to the end of the performance cycle, the Committee may provide in a Grant that the participant may earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company’s performance over that portion of such cycle.

10. Withholding Taxes.

(a) Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election will be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 10(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(d) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options. For the avoidance of doubt, a participant may also elect to pay withholding taxes in cash.

(b) Company Requirement. The Company may require, as a condition to any Grant or exercise under this Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 10(a) or this Section 10(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any Grant or delivery of Shares. The Company, to the extent permitted or required by law, will have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required or permitted by law to be withheld with respect to any grant or delivery of Shares under this Plan.

11. Written Agreement. Each employee to whom a Grant is made under this Plan shall enter into an Award Agreement with the Company containing such provisions consistent with the provisions of this Plan as may be approved by the Committee. If there is a Change in Control, the Committee may, in its discretion, provide a provision in any participant’s Award Agreement for the vesting of such participant’s Grant under this Plan if the participant ceases to be a director, officer, employee or individual performing services for the Company because his or her relationship with the Company is terminated without Cause following a Change in Control, with such vesting to occur on the date of termination.

12. Transferability. Unless the Committee determines otherwise, no option, SAR, performance award or restricted stock granted under this Plan will be transferable by a participant other than by will or the laws of descent and distribution, provided that, in the case of Shares of restricted stock granted under this Plan, such Shares of restricted stock will be freely transferable following the time at which such restrictions have lapsed with respect to such Shares. Unless the Committee determines otherwise, an option, SAR or performance award may be exercised only by the optionee or grantee thereof or by (a) his or her executor or administrator, the executor or administrator of the estate of any of the foregoing, or any person to whom the option, SAR or performance award is transferred by will or the laws of descent and distribution, (b) his or her guardian or legal representative, or (c) the guardian or legal representative of any of the foregoing, provided that Incentive Stock Options may be exercised by any guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan and any Award Agreement will in any event continue to apply to any option, SAR, performance award or restricted stock granted under this Plan and transferred as permitted by this Section 12, and any transferee of any such option, SAR, performance award or restricted stock will be bound by all provisions of this Plan and such Award Agreement as and to the same extent as the applicable original grantee.

13. Listing, Registration and Qualification. If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award or restricted stock Grant is necessary or desirable as a condition of, or in connection with, the granting of the same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

14. Transfer of Employee. The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another will not be considered a termination of employment; nor will it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence that is considered by the Committee as continuing intact the employment relationship.

15. Adjustments.

(a) In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, spin-off or other extraordinary distribution, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under this Plan (including, without limitation, the total number of Shares available for issuance under this Plan pursuant to Section 4), in the number and kind of options, SARs, Shares or other property covered by Grants previously made under this Plan, and in the exercise price of outstanding options and SARs. Any such adjustment will be final, conclusive and binding for all purposes of this Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding options, SARs, performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event will, on such terms as may be approved by the Committee prior to such event, be (i) assumed by the surviving or continuing corporation, or (ii) canceled in exchange for cash, securities of the acquiror or other property, provided that, in the case of clause (ii), (A) such merger, consolidation, other reorganization or Change in Control constitutes a “change in ownership or control” of the Company or a “change in the ownership of a substantial portion” of the Company’s assets within the meaning of Section 409A(a)(2)(A)(v) and the guidance issued thereunder or (B) the payment of cash, securities or other property is not treated as a payment of “deferred compensation” under Section 409A.

(b) Without limitation of the foregoing, in connection with any transaction described in the last sentence of Section 15(a), the Committee may, in its discretion, (i) cancel any or all outstanding options under this Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash, securities of the acquiror or other property in the Committee’s discretion.

(c) Notwithstanding the foregoing: (i) any adjustments made pursuant to this Section 15 to Grants that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A, (ii) any adjustments made pursuant to this Section 15 to Grants that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that, after such adjustment, the Grants either (A) continue not to be subject to Section 409A, or (B) comply with the requirements of Section 409A, and (iii) in any event, the Company and the Committee will not have any authority to make any adjustments pursuant to this Section 15 to the extent the existence of such authority would cause a Grant that is not intended to be subject to Section 409A at the Grant Date to be subject thereto as of the Grant Date.

16. Amendment and Termination of this Plan. Except as otherwise provided in an Award Agreement, the Board of Directors, without approval of the stockholders, may amend or terminate this Plan, except that no amendment will become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required (a) under the provisions of Section 409A or any successor thereto, (b) under the provisions of Section 422 of the Code or any successor thereto, or (c) by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

17. Amendment or Substitution of Grants under this Plan. The terms of any outstanding Grant under this Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including acceleration of the date of exercise of any Grant and/or payments thereunder or of the date of lapse of restrictions on Shares (but, in the case of a Grant that is or would be treated as “deferred compensation” for purposes of Section 409A, only to the extent permitted by guidance issued under Section 409A), provided that, except as otherwise provided in Section 16 or in an Award Agreement, no such amendment may adversely affect in a material manner any right of a participant under the Grant without his or her written consent, and further provided that the Committee may not reduce the exercise price of any options or SARs awarded under this Plan. The Committee may, in its discretion, permit holders of Grants under this Plan to surrender outstanding Grants in order to exercise or realize rights under other Grants, or in exchange for new Grants, or require holders of Grants to surrender outstanding Grants as a condition precedent to the receipt of new Grants under this Plan, but only if such surrender, exercise, realization, exchange or Grant is (a) not treated as a payment of, and does not cause a Grant to be treated as, deferred compensation for purposes of Section 409A or (b) permitted under guidance issued pursuant to Section 409A. Notwithstanding anything contained in this Section 17 to the contrary, no surrender, exercise, realization, exchange or Grant in substitution for, assumption of, or as an alternative to or replacement of, an existing Grant pursuant to this Section 17 may be effected or implemented by the Company, including a cash buy-back of an out-of-the-money stock option, in order to (i) reduce or change the exercise price of any outstanding options or SARs awarded under this Plan or (ii) otherwise implement a re-pricing of any outstanding options or SARs awarded under this Plan, including by means of buy-back, cancellation and re-grant.

18. Commencement Date; Termination Date. The date of commencement of this Plan will be September 8, 2021, subject to approval by the stockholders of the Company. Unless previously terminated upon the adoption of a resolution of the Board terminating this Plan, this Plan will terminate at the close of business on September 8, 2031. Subject to the provisions of an Award Agreement, which may be more restrictive, no termination of this Plan may materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any Grant of options or other incentives theretofore granted under this Plan.

19. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

20. Governing Law. This Plan will be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

21. Compliance Amendments. Except as otherwise provided in an Award Agreement, notwithstanding any of the foregoing provisions of this Plan, and in addition to the powers of amendment set forth in Sections 16 and 17, the provisions hereof and the provisions of any award made hereunder may be amended unilaterally by the Company from time to time to the extent necessary (and only to the extent necessary) to prevent the implementation, application or existence (as the case may be) of any such provision from (a) requiring the inclusion of any compensation deferred pursuant to the provisions of this Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A, and the regulations issued thereunder from time to time and/or (b) inadvertently causing any award hereunder to be treated as providing for the deferral of compensation pursuant to such Code section and regulations.

22. Code Section 409A Generally. It is intended that the payments and benefits provided under this Plan and any Grant will either be exempt from the application of, or comply with, the requirements of Section 409A. This Plan and all Award Agreements will be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under this Plan or any Award Agreement is not warranted or guaranteed. Subject to the applicable requirements of Section 10 and the Company acting in its role as withholding agent, neither the Company, its Subsidiaries nor their respective directors, officers, employees or advisers will be held liable for any taxes, interest, penalties or other monetary amounts owed by any participant or other taxpayer as a result of this Plan or any Award. Any payments described in this Plan that are due within the “short-term deferral period” as defined in Section 409A will not be treated as deferred compensation. Notwithstanding anything to the contrary in this Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six-month period immediately following a participant’s separation from service shall instead be paid on the first payroll date after the six-month anniversary of the participant’s separation from service (or the participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any additional tax or penalty on any participant under Section 409A and neither the Company nor the Committee will have any liability to any participant for such tax or penalty.